UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2004
LivePerson, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
462 Seventh Avenue, 21st Floor, New York, New York		10018

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 609-4200

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits. The following documents are included as exhibits to this report:

   99.1   Press release issued April 29, 2004.

ITEM 12. Results of Operations and Financial Condition.

A copy of the press release issued by LivePerson, Inc. on April 29, 2004, announcing its results of operations and financial condition for the quarter ended March 31, 2004, is included herewith as Exhibit 99.1 and is incorporated herein by reference. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 12 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVEPERSON, INC.

(Registrant)

April 29, 2004	/s/ TIMOTHY E. BIXBY

Date	Timothy E. Bixby President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1       Press release issued April 29, 2004.